SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ---------------------------------------------

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------

                          Date of Report: APRIL 5, 2004

                               BIO-ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                     000-31889                  65-0815746
           ------                     ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


1630 WINTER SPRINGS BOULEVARD, WINTER SPRINGS, FLORIDA               32708
------------------------------------------------------               -----
       (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:          (407) 977-1005
                                                             --------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01  ACQUISITION OR DISPOSITION OF ASSETS

        On April 5, 2004, Bio-One Corporation, a Nevada corporation ("Bio-One") consummated a joint venture transaction with Weifang Shengtai Medicine Co. Ltd., a company organized under the laws of the People's Republic of China. Pursuant to the Joint Venture Agreement, Bio-One acquired 51% of a joint venture entity with Weifang Shengtai Pharmaceuticals for a cash payment equal to $2,000,000 and 2,090,000 shares of Bio-One's Series A Preferred Stock.

         Bio-One recently asked Grant Thornton Bejing to determine whether, through additional procedures, it could render without any scope qualification an opinion on the financial statements of Weifang Shengtai Medicine Co., Ltd. at December 31, 2002 and 2003 and for the years then ended. Grant Thornton Bejing was able to do so and these financial statements are filed as an Exhibit to this Amendment No. 2 to Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS

         Attached herewith.

         (B)      PRO FORMA FINANCIAL INFORMATION

         Attached herewith.

         (C)      EXHIBITS


EXHIBIT             DESCRIPTION                                                           LOCATION

16.1                Stock Purchase Agreement, dated April 5, 2004, by and among Bio-One   Incorporated by reference to
                    Corporation, Weifang Shengtai Medicine Co. Ltd. and Liu               Exhibit 16.1 to Bio-One
                    Qingtai                                                               Corporation's current report on
                                                                                          Form 8-K filed with the
                                                                                          Securities and Exchange
                                                                                          Commission on April 22, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BIO-ONE CORPORATION

Date: November 24, 2004        By:   /s/ Armand Dauplaise
                                     --------------------
                               Name: Armand Dauplaise
                               Its:  President, Chief Executive Officer,
                                     Principal Accounting Officer and Director

(a) Financial Statements

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                                TABLE OF CONTENTS



     Independent Auditors' report                                  1
     Financial Statements:
          Balance sheets                                         2-3
          Statements of income                                     4
          Statements of stockholders' equity                       5
          Statements of cash flow                                  6


          Notes to Financial Statements                         7-15

                          INDEPENDENT AUDITOR'S REPORT

                                                         REF: GTB (2004) NO. 010

        To The Board of Directors of
        Weifang Shengtai Medicine Co., Ltd.:

        We have audited the accompanying balance sheet of Weifang Shengtai Medicine Co., Ltd. (hereinafter referred to as "the Company") as of December 31, 2003 and 2002 and the statement of income and cash flow statement for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


        We conducted our audits in accordance with auditing standards that are generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


        In our opinion, the financial statements referred to above present fairly, in all other material respects, the financial position of the Company, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with US generally accepted accounting principles.




        Grant Thornton
        Beijing, China

        /s/ Grant Thornton

        February 19, 2004

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002
                                 (IN US DOLLARS)

                                     Assets
                                                          2003             2002
                                                       ----------     ----------

Current Assets:
  Cash                                                  1,695,438      1,203,060
  Notes receivable                                        174,112             --
  Accounts receivable, net (Note 2)                     1,750,767        837,976
  Other receivables(Note 3)                               831,538        695,940
  Advances to suppliers                                   468,061      1,021,433
  Inventories(Note 4)                                   3,701,518        250,436
  Prepaid expenses                                             --         39,027
                                                       ----------     ----------

Total Current Assets                                    8,621,434      4,047,872
                                                       ----------     ----------

                                                          724,927         48,328
  Long-term investment(Note 5)
  Property, plant and equipment, net(Note 6)            6,793,045      2,867,878
  Construction in progress(Note 7)                        194,700      2,449,924
  Intangible assets(Note 8)                             1,121,621        862,683
                                                       ----------     ----------

Total Assets                                           17,455,727     10,276,685
                                                       ==========     ==========


                 See accompanying notes to financial statements.

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                           BALANCE SHEETS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002
                                 (IN US DOLLARS)


                      Liabilities and Stockholders' Equity
                                                          2003           2002
                                                       ----------     ----------
Current Liabilities:
  Short-term loans(Note 13)                             8,776,690      5,128,208
  Notes payable                                           465,161        553,216
  Accounts payable(Note 9)                              1,671,692        903,941
  Advances from customers(Note 10)                        564,292             --
  Salary payable                                           30,205         30,205
  Welfare payable                                         101,240         79,072
  Taxes payable(Note 11)                                   90,376         58,872
  Other payables                                           36,332        102,593
  Accrued expenses(Note 12)                                31,766         23,472

Total Current Liabilities                              11,767,754      6,879,579
                                                       ----------     ----------
Long-term loans(Note 14)                                2,416,422      2,416,422
                                                       ----------     ----------
Total Liabilities                                      14,184,176      9,296,001
                                                       ----------     ----------
Stockholders' Equities:
  Paid-in Capital (Note 15)                               778,088        384,211
  Surplus reserve(Note 16)                                456,852        113,222
  Undistributed profit(Note 17)                         2,036,611        483,251
                                                       ----------     ----------
Total Shareholders' Equity                              3,271,551        980,684
                                                       ----------     ----------

Total Liabilities and Stockholders' Equities           17,455,727     10,276,685
                                                       ==========     ==========

                 See accompanying notes to financial statements.

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2003 AND 2002
                                 (IN US DOLLARS)


                                                         2003          2002
                                                     -----------    -----------


Product sales(Note 18)                                16,350,557     10,728,547
Cost of goods sold (Note 18)                         (11,824,421)    (8,771,133)
                                                     -----------    -----------
Gross profit                                           4,526,136      1,957,414

Selling expenses(Note 19)                             (1,068,168)      (466,229)
General and administrative expenses (Note 20)           (877,729)      (707,715)
                                                     -----------    -----------
                                                       2,580,239        783,470
Interest expenses (Note 21)                             (514,702)      (279,049)
Other income (expense)(Note 22)                          231,025        (19,767)
                                                     -----------    -----------
Income before income taxes                             2,296,562        484,654
Income tax (Note 23)                                      (5,695)        (5,695)
                                                     -----------    -----------
Net income                                             2,290,867        478,959
                                                     ===========    ===========



                 See accompanying notes to financial statements.

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2003 AND 2002
                                 (IN US DOLLARS)

                                      Paid-in        Surplus     Undistributed
                                      Capital        Reserve         Profit          Total
                                    ----------     ----------      ----------      ----------
Balance at December 31, 2001           192,106         41,379          76,135         309,620

   Capital paid by equity owner        192,105             --              --         192,105
   Net income                               --             --         478,959         478,959
   Transfer to surplus reserve              --         71,843         (71,843)             --

Balance at December 31, 2002           384,211        113,222         483,251         980,684
                                    ----------     ----------      ----------      ----------


   Net income                               --             --       2,290,867       2,290,867
   Transfer to surplus reserve              --        343,630       (343,630)              --
   Transfer to paid-in capital         393,877             --        (393,877)             --
                                    ----------     ----------      ----------      ----------
Balance at December 31, 2003           778,088        456,852       2,036,611       3,271,551
                                    ==========     ==========      ==========      ==========

                 See accompanying notes to financial statements.

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                             STATEMENTS OF CASH FLOW
                     YEARS ENDED DECEMBER 31, 2003 AND 2002
                                 (IN US DOLLARS)


                                                        2003            2002
                                                     ----------      ----------
CASH FLOWS USED IN OPERATING ACTIVITIES
 Net income                                           2,290,867         478,959
 Adjustments to reconcile net profit to net cash
 used in operating activities
    Depreciation and amortization                       869,324         553,722
    Decrease (increase) in accounts receivables        (615,270)       (518,985)
    Decrease (increase) in inventory                 (3,451,083)        (47,205)
    Decrease (increase) in prepaid expenses              39,027        (926,409)
    Financial expenses                                  523,434         279,049
    Increase (decrease) in operating payables         1,231,399         660,852
                                                     ----------      ----------
NET CASH USED IN OPERATING ACTIVITIES                   887,698         479,983
                                                     ----------      ----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Cash received from return of investment              48,328         171,566
    Purchase of property, plant and equipment        (2,798,205)     (2,788,450)
    Cash paid to acquire investment                    (724,927)             --
                                                     ----------      ----------
NET CASH USED INVESTING ACTIVITIES                   (3,474,804)     (2,616,884)
                                                     ----------      ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash received from investments                      393,877         192,106
    Cash received from borrowings                     8,013,294       8,974,995
    Cash repayments of amounts borrowed              (4,364,812)     (5,993,935)
    Cash paid for dividends and or interest            (962,875)       (424,034)
                                                     ----------      ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES             3,079,484       2,749,132
                                                     ----------      ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                 492,378         612,231

Cash and cash equivalents at beginning of years       1,203,060         590,829
                                                     ----------      ----------
Cash and cash equivalents at end of years
                                                      1,695,438       1,203,060
                                                     ==========      ==========

                 See accompanying notes to financial statements.

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002
                                 (IN US DOLLARS)



(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       (A) ORGANIZATION

       Weifang Shengtai Medicine Co., Ltd, (hereinafter referred to as "the Company") was incorporated on February 4 1999, with its business license due to expire December 31 2005. The registered capital is USD778,088.

       The scope of business is to manufacture and sell raw drugs (glucose. dehydrate glucose) and drug supplements (starch, dextrin, polyacrylic acid resin II, polyacrylic acid resin III, polyacrylic acid resin IV). The company also has import and export license.

       As the Company will be capitalized by a foreign investor, a temporary business license for a new joint-venture company has been obtained on February 10 2004. The business license will be obtained when the foreign investor makes the investment.

       (B) ACCOUNTING PERIOD

       The accounting period is from January 1 to December 31 of the year.

       (C) CASH EQUIVALENTS

       Cash equivalents include investments that are short-term, with high liquidity and high convertibility to the known sum of cash, and low disturbance of value.

       (D) INVENTORIES

       Inventories are stated at their historical cost on acquisition. The cost includes direct materials, direct labor and direct expenses for manufacturing products or providing services. inventories requested or issued are determined using the weighted average method. Low-valued consumables are amortized when used. The Company records the ending balance by the lower of cost or market value method by the year end.

       (E) PROPERTY, PLANT AND EQUIPMENT AND DEPRECIATION

       Property, plant and equipment are recorded at the historical cost on acquisition. The Company adopts straight-line method for depreciation and to be applied commencing from the month following the month of purchase. The residual value is estimated to be 3% of the historical cost.

        A loss would be recognized at the end of the fiscal period, when the fair value of the asset falls below its net book value,

        The years for depreciation are:
               Buildings                           20 years
               Machinery                           10 years
               Electronic facilities                5 years
               Motor vehicles                       5 years


        (F) CONSTRUCTION IN PROGRESS

        Construction in progress is stated at cost, which includes loan interest, exchange loss, relevant expenses, and all other expenditures that arose during the whole construction.

        (G) INTANGIBLE ASSETS

        Intangible assets are recorded at the actual cost on acquisition and amortized equally throughout their useful lives.

        (H) OTHER ASSETS

        Pre-operational expenses are amortized once when the Company starts operating. Other deferred expenses are amortized during the effective period.

        (I) REVENUE

        Revenue is recognized when the company has transferred to the buyer the significant risks and rewards of ownership of the goods,

        (J) INCOME TAX

        The company adopts the deferral method.
        The tax is calculated according to related laws or regulations.

(2) ACCOUNTS RECEIVABLE, NET

                                                           2003            2002
                                                        ---------      ---------
Age of accounts
---------------
Within 1 years                                          1,019,629        811,051
1-2 years                                                 845,436         34,385
2-3 years                                                  26,534             --
                                                        ---------      ---------
Total                                                   1,891,599        845,436
                                                        =========      =========

       Less: provision for bad debts                      140,832          7,460
                                                        ---------      ---------
Accounting receivable, net                              1,750,767        837,976
                                                        =========      =========

(3) OTHER RECEIVABLES

                                                          2003            2002
                                                        ---------      ---------
Temporary receivables                                     124,101        102,772
Loan from Shengtai Starch Co.                             707,437        593,168
                                                        ---------      ---------
Total                                                     831,538        695,940
                                                        =========      =========

Temporary receivables are the petty cash kept by the sales staff or their daily operation. They will be settled every month or 2 months

(4) INVENTORIES
                                                          2003            2002
                                                        ---------      ---------
    Raw materials                                       1,762,340         47,068
    Work in process                                       566,705        144,985
    Finished products                                   1,372,473         58,383
                                                        ---------      ---------
    Total                                               3,701,518        250,436
                                                        =========      =========

(5) LONG-TERM INVESTMENTS

                                                                             Percentage of
                                               2003           2002             shareowner
                                               ----           ----             ----------
    Changle Redian Co., Ltd.                  724,927         48,328                30%
                                              =======         ======

Note: Changle Redian Co., Ltd. is under construction and will provide electricity to the Company in a price lower than the current price after the completion. There is no investment loss in the current year and the foreseeable future.

(6) PROPERTY, PLANT AND EQUIPMENT

                                                      Electronic      Motor
                           Building      Machinery    facilities     vehicles        Total
                           ---------     ---------     ---------     ---------     ---------
Cost
----
Balance at December 31,
 2002                      1,038,732     2,639,991        77,590       159,112     3,915,425
  Addition in current
   year                    1,224,907     3,467,643        67,042            --     4,759,592
  Reduction in current
   year                           --            --            --            --            --
                           ---------     ---------     ---------     ---------     ---------
Balance at December
  31,2003                  2,263,639     6,107,634       144,632       159,112     8,675,017
                           =========     =========     =========     =========     =========

Accumulated
depreciation
------------
Balance at December 31,
 2002                        257,037       735,455        12,375        42,680     1,047,547
  Addition in current
   year                      166,341       615,189        22,277        30,618       834,425
  Reduction in current
   year                           --            --            --            --            --
                           ---------     ---------     ---------     ---------     ---------
Balance at December 31,
 2003                        423,378     1,350,644        34,652        73,298     1,881,972
                           =========     =========     =========     =========     =========

Net value
---------
Balance at December 31,
 2003                      1,840,261     4,756,990       109,980        85,814     6,793,045
                           =========     =========     =========     =========     =========

Balance at December 31,
 2002                        781,695     1,904,536        65,215       116,432     2,867,878
                           =========     =========     =========     =========     =========

Notes: On June 30 2001, WeiFang LiXing Accounting Firm Ltd, certified in their WeiFang Li Xing Appraisal Report [2001) No. 31 Asset Appraisal Report, that on June 30 2001 (the appraisal basis day), the increase in net value of the building of the Company was USD171,789 and the rate of increase was 17%. The increase in net value of equipment was USD1,348,283 and the rate of increase was 24.2%

(7) CONSTRUCTION IN PROGRESS

     Balance at December 2002                                   2,449,924
        Addition in current year                                1,612,543
        Reduction in current year                              (3,867,767)
                                                              -----------

     Balance at December 2003                                     194,700
                                                              ===========

(8) INTANGIBLE ASSETS

                                                    Addition            Amortization                     Land use right
                                       2002         in 2003               in 2003             2003            period
                                       ----         -------              -------              ----            ------
    Land use right
    --------------

    Northern Railway                 71,335              --                2,618            68,717            30 years
                                                                                                              (2000 - 2030)

    Old factory area                375,066              --               21,059           354,007            20 years
                                                                                                              (2000 - 2020)

    Developing area 1               413,449              --                8,389           405,060            50 years
                                                                                                              (2002 - 2052)

    Developing area 2                    --          72,493                   --            72,493            50 years
    Electrical factory used land         --         221,344                   --           221,344            50 years

    Sub-total                       859,850         293,837               32,066         1,121,621
                                    -------         -------               ------         ---------

    Financial Software                2,833              --                2,833                --
    ------------------              -------         -------               ------         ---------

    Total                           862,683         293,837               34,899         1,121,621
                                    =======         =======               ======         =========

 Notes:
        (1) Except for the land-use certificates of Developing Area 2 and Electrical Factory Used Land are still being applied for, all the other pieces of land carry authorized land use certificates issued by Land Management Department.

        (2) On 30 June 2001, Weifang Lixing Accounting Firm Co., Ltd., certified in their "Weifang Lixing Appraisal Report [2001] No.31" Assets Appraisal Report that on 30 June 2001 (the appraisal basis day), the increase in net value of the land was 11,508,068.64 and the rate of increase was 165.7%.

(9) ACCOUNTS PAYABLE
                                                   2003                2002
                                                   ----                ----

Payables for materials                           1,671,692            903,941
                                                 =========            =======

(10) ADVANCES FROM CUSTOMERS
                                                            2003           2002
                                                            ----           ----

    Advances from trading                                 564,292             --
                                                          =======        =======

(11) TAXES PAYABLE
                                                            2003           2002
                                                            ----           ----

    Value-added tax                                        75,751         45,489
    Enterprise income tax                                      --          5,695
    Individual income tax                                     414            275
    City maintenance and construction tax                   1,933            406
    Building tax                                            4,028          2,055
    Land use tax                                            8,250          4,952
                                                           ------         ------
Total                                                      90,376         58,872
                                                           ======         ======

(12) ACCRUED EXPENSES
                                                            2003           2002
                                                            ----           ----

    Interests on loan                                      31,766         23,472
                                                           ======         ======

(13) SHORT-TERM LOANS

                Bank Name                     Term                Annual
                ---------                    (months)          Interest Rates                 2003             2002
                                             --------          --------------                 ----             ----
    Bank of China Chang Le Branch               12                 5.841%                5,751,084        3,624,633
    Agricultural Bank of China                  12                 6.903%                  604,106          604.106
    Lai Wu Credit Cooperative Society            6                 2.805%                1,191,266                -
    Weifang Longhai Minbao Company               3                  8.4%                   604,106                -
    Loans from employees                        12                   6%                    626,128          899,469
                                                                                         ---------        ---------

    Total                                                                                8,776,690        5,128,208
                                                                                         =========        =========

Note: The short-term loans are used for enhancing the liquidity of the Company since there are significant amount of Accounts Receivable in the Company's account. Chang Le Century Sun Paper Industry Co., Ltd. provided joint guarantee for the loans from Bank of China Chang Le Branch and Agricultural Bank of China and the Company pledged its land use right, buildings and equipments as collateral. The Company obtains the promise from the banks that is the date of maturity for above two items could be extended.

(14) LONG-TERM LOAN

                                            Term
                                           (months)            Interest Rate              2003                      2002
                                           --------            -------------              ----                      ----

     Bank of China Chang Le Branch            48                  6.138%                2,416,422                 2,416,422

Note: The loan was jointly guaranteed by Chang Le Century Sun Paper Industry Co., Ltd. and Weifang Hangtai Food Co., Ltd. This joint guarantee is in favor of the bank and the Company itself pledged the land use right, buildings, and equipment as collateral. This loan was for the period from September 25, 2002 to September 25 2006 and specially used for enlarging the scale of production and developing new products.

(15) PAID-IN CAPITAL

    Individual capital                 2003                        2002
                                       ----                        ----

                                      778,088                     384,211
                                      =======                     =======

Note: The increase in registered capital of USD393,877 was the result of a transfer from current year profit, which has been confirmed by Weifang Puhui Accounting Firm in the current period. [(2003) No. 93]

(16)  SURPLUS RESERVE

According to the company's articles, the company is required to appropriate 10% of the net profit as statutory surplus reserve and 5-10% as statutory public welfare. The Company appropriated USD229,087 and USD47,896 to the required statutory surplus reserve and USD114,543 and USD23,948 to the statutory public welfare for the year 2003 and 2002 respectively. Based on the relevant regulation, statutory surplus reserve and statutory public welfare must not be distributed to the shareholders. The statutory surplus reserve could be transferred to the capital account or offset the loss. The statutory public welfare could only be used in matters related to staff welfare.

(17) UNDISTRIBUTED PROFIT
                                                    2003              2002
                                                     ----             ----

     Opening undistributed profit                    483,251           76,135
     Add: Net profit in current year               2,290,867          478,959
     Less: Statutory earning surplus                (229,087)         (47,895)
           Statutory public welfare                 (114,543)         (23,948)
           Profit distribution                      (393,877)              --
                                                   ---------         --------
     Ending undistributed profit                   2,036,611          483,251
                                                   =========         ========

(18) REVENUE FROM AND COST OF SALES

                                                      2003              2002
                                                  -----------       -----------


    Revenue                                        1,6350,557        10,728,547
                                                  ===========       ===========

    Cost                                           11,824,421         8,771,133
                                                  ===========       ===========

(19) SELLING EXPENSES

                                                      2003              2002
                                                  -----------       -----------

    Salaries                                           35,848            28,980
    Traveling                                         108,420            47,859
    Carriage                                          866,661           373,834
    Others                                             57,239            15,556
                                                  -----------       -----------
    Total                                           1,068,168           466,229
                                                  ===========       ===========

(20) GENERAL AND ADMINISTRATIVE EXPENSES

                                                      2003              2002
                                                  -----------       -----------

    Salaries                                          177,740           190,282
    Depreciation of fixed assets                       55,350            49,659
    Amortization of intangible assets                  34,899            33,626
    Others                                            609,740           434,148
                                                  -----------       -----------
    Total                                             877,729           707,715
                                                  ===========       ===========

(21) FINANCIAL EXPENSES

                                                      2003              2002
                                                  -----------       -----------
    Interest income                                   (63,906)         (110,763)
    Interest expenses                                 577,293           389,812
    Exchange loss                                       1,315                --
                                                  -----------       -----------
                                                      514,702           279,049
                                                  ===========       ===========

(22) OTHER INCOME

                                                      2003              2002
                                                  -----------       -----------
    Other operating income                             90,545            45,466
    Non-operating Income                              148,055            69,853
    Non-operating Expenses                             (7,575)         (135,086)
                                                  -----------       -----------
    Total                                             231,025           (19,767)
                                                  ===========       ===========

(23) INCOME TAX

The Company received approval documents from Chang Le Local Taxation Bureau on May 6. 2003 and February 4, 2004. The documents stated that income tax for the years 2002 and 2003 of the company can be partly exempted, which is the amount above USD 5,695. So income taxes for the years 2002 and 2003 were both USD 5,695.

(b) Pro Forma Financial Information


                       WEIFANG SHENGTAI MEDICINE CO., LTD.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          Year Ended December 31, 2003

                                                                          WEIFANG
                                                           BIO-ONE        SHENGTAI         PROFORMA
                                                         CORPORATION   MEDICINE CO.LTD.   ADJUSTMENTS       PROFORMA
                                                         -----------      -----------     -----------      -----------
                               ASSETS
Current assets:
  Cash                                                   $   210,021        1,695,438              --        1,905,459
  Accounts receivable                                         16,652        3,224,478              --        3,241,130
  Inventory                                                   23,537        3,701,518              --        3,725,055
  Deposits and prepaid expenses                               35,437               --              --           35,437
                                                         -----------      -----------     -----------      -----------

    Total current assets                                     285,647        8,621,434              --        8,907,081
                                                         -----------      -----------     -----------      -----------

Buildings, Furniture, Equipment, net                          38,003        6,987,745              --        7,025,748
Other assets                                                 302,276        1,846,548              --        2,148,824
                                                         -----------      -----------     -----------      -----------
    Total assets                                         $   625,926       17,455,727              --       18,081,653
                                                         ===========      ===========     ===========      ===========


                LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Current portion of notes payable                       $   574,502        9,241,811              --        9,816,313
  Accounts payable and accrued expenses                      184,420        2,525,943              --        2,710,363
                                                         -----------      -----------     -----------      -----------
    Total current liabilities                                758,922       11,767,754              --       12,526,676
                                                         -----------      -----------     -----------      -----------
Long-term Liabilities:
  Buildings & Equipment                                           --        2,416,422              --        2,416,422
                                                         -----------      -----------     -----------      -----------
    Total Liabilities                                    $   758,922      $14,184,176              --       14,943,098
                                                         ===========      ===========     ===========      ===========
Stockholder's Equity:
  Common stock                                                44,238          778,088              --          822,326
  Preferred stock                                                 --               --              --               --
  Additional paid-in capital                               3,081,750               --              --        3,081,750
  Retained earnings                                       (3,258,984)       2,493,463              --         (765,521)
                                                         -----------      -----------     -----------      -----------
    Total stockholder's equity                              (132,996)       3,271,551              --        3,138,555
                                                         -----------      -----------     -----------      -----------
    Total liabilities and
     stockholder's equity                                $   625,926      $17,455,727              --       18,081,653
                                                         ===========      ===========     ===========      ===========

                 See accompanying notes to the financial statements.

                       WEIFANG SHENGTAI MEDICINE CO., LTD.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          Year Ended December 31, 2003

                                                           WEIFANG
                                            BIO-ONE        SHENGTAI         PROFORMA
                                          CORPORATION   MEDICINE CO.LTD.   ADJUSTMENTS       PROFORMA
                                         ------------   ---------------    ------------     ------------
Revenue                                  $    103,312      $ 16,350,557                --     $ 16,453,869

Cost of sales                                  35,296        11,824,421                --       11,859,717
                                         ------------      ------------      ------------     ------------

Gross profit                                   68,016         4,526,136                --        4,594,152

Operating expenses:
 Selling, General and administrative        1,435,963         1,945,897                --        3,381,860
                                         ------------      ------------      ------------     ------------

Operating Income                           (1,367,947)        2,580,239                --        1,212,292

Interest expense                               15,165           514,702                --          529,867

Other income                                       --           231,024                --          231,024
                                         ------------      ------------      ------------     ------------

Income before taxes                        (1,383,112)        2,296,561                --          913,449

Provision for income taxes                         --            (5,695)               --           (5,695)
                                         ------------      ------------      ------------     ------------

Net income                                 (1,383,112)        2,296,561                --          907,754
                                         ============      ============      ============     ============

Basic earnings per share                 $      (0.04)               --                --             0.03

Basic weighted average shares
 outstanding                               35,424,123                --                --       35,424,123

Diluted earnings per share               $      (0.04)               --                --             0.03

Diluted weighted average shares
 outstanding                               35,424,123                --                --       35,424,123


               See accompanying notes to the financial statements.